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                                                                   EXHIBIT 10.20


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                        SECURITIES CONVERSION AGREEMENT

                                     among

                             K & F Industries, Inc.

                                      and

                The Converting Stockholders (as defined herein)




                                November 8, 1994






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                        SECURITIES CONVERSION AGREEMENT

                               Table of Contents

                                                                                                                       Page
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
ARTICLE I        CONVERSION OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         SECTION 1.1.     Conversion  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
         SECTION 1.2.     Closing.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

ARTICLE II       CONCURRENT ACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2
         SECTION 2.1.     Deliveries by the Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

ARTICLE III      REPRESENTATIONS AND WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 3.1.     Organization and Status.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 3.2.     Authorization.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 3.3.     No Violation; Consents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
         SECTION 3.4.     Offer or Sale of Securities.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

ARTICLE IV       MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         SECTION 4.1.     Applicability of the Purchase Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .    4
         SECTION 4.2.     Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

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                                        SECURITIES CONVERSION AGREEMENT dated
                                 as of November 2, 1994, among K&F Industries, Inc. (f.k.a. Opus Acquisition Corporation), a Delaware corporation (the "Issuer"), Loral Corporation, a New York corporation ("Loral"), Bernard L. Schwartz ("BLS"), Lehman Brothers Capital Partners II, L.P. ("LBCP"), Lehman Brothers Merchant Banking Portfolio Partnership L.P. ("LBMB"), Lehman Brothers Offshore Investment Partnership L.P. ("LBOP"), and Lehman Brothers Offshore Investment Partnership
                                 - Japan L.P. ("LBOJ"; and LBOJ, Loral, BLS,
                                 LBCP, LBOP and LBMB, collectively, the
                                 "Converting Stockholders").

                 The Issuer entered into an Agreement with Loral on September 2, 1994 to retire the Issuer's 14.75% Subordinated Convertible Debentures Due 2004 which were held by Loral (the "Transaction"). Pursuant to the Transaction Loral received $12,763,636.36 in cash and 4,589,938 shares of Nonvoting Common Stock of the Issuer (the "Loral Shares").

                 To obtain the cash which the Issuer paid to Loral in the Transaction, the Issuer sold to the Converting Stockholders, other than Loral, shares of the Issuer's nonvoting capital stock (the "Converting Stockholders' Shares"; and the Converting Stockholders' Shares and the Loral Shares, collectively, the "Converting Shares") as set forth opposite each Converting Stockholder's name on SCHEDULE I attached hereto.

                 Accordingly, the parties hereto agree as follows:


                                   ARTICLE I

                            CONVERSION OF SECURITIES

                  SECTION 1.1.  Conversion.        At the Closing (as defined
below), the Converting Shares shall be converted into the number and type of the Issuer's shares (the "Converted Shares") as set forth opposite each Converting Stockholder's name on SCHEDULE I attached hereto.

                  SECTION 1.2.  Closing.   (a)     The conversion of the
Converting Shares (the "Closing") will take place at the offices of O'Sullivan Graev & Karabell, 30 Rockefeller Plaza, New York, New York 10112 simultaneously with the execution of this Agreement.

                 (b) At the Closing, the Issuer shall file the Amended and Restated Certificate of Incorporation of the Issuer with the

Secretary of State of the State of Delaware, in the form attached hereto as Exhibit A. As soon as practicable after the Closing, the Issuer shall deliver to each Converting Stockholder a stock certificate, registered in the name of such Converting Stockholder, representing such Converting Stockholder's Converted Shares against delivery of stock certificates representing such Converting Stockholders' Converting Shares.

                 (c) The issuance of certificates evidencing the Converted Shares upon surrender of the Converting Shares shall be made without charge to the Converting Stockholders for any issue tax in respect thereof, or other cost incurred by the Issuer in connection with such exchange; provided, however, that the Issuer shall not be required to pay any tax that may be payable in respect of any transfer involving the issue and delivery of any certificate in a name other than that of the holder or former holder of the Converting Shares.


                                   ARTICLE II

                               CONCURRENT ACTIONS

                  SECTION 2.1. Deliveries by the Parties. Simultaneously with the execution and delivery of this Agreement the Issuer and the Converting Stockholders have executed and delivered the following items to be held in escrow by the Issuer, which items shall be deemed to have been delivered without any action on the part of the parties upon the Closing:

                 (a) the Letter Agreement dated the date hereof, amending the Amended and Restated Stockholders Agreement (the "Stockholders Agreement") dated September 2, 1994 by and among the Issuer, the Converting Stockholders and CBC Capital Partners, executed by each Converting Stockholder.

                 (b) resolutions of the Board of Directors of the Issuer approving the transactions contemplated hereby, including the Amended and Restated Certificate of Incorporation to be filed at the Closing and this Agreement; and

                 (c) the Written Consent of the Stockholders of the Issuer approving the Amended and Restated Certificate of Incorporation to be filed at the Closing.





                                       2
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                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                 The Issuer hereby represents and warrants to each Converting Stockholder as follows:

                  SECTION 3.1 Organization and Status. The Issuer is a corporation duly organized, validly existing and in good standing under the General Corporation Law of the State of Delaware and is duly qualified to transact business in each jurisdiction in which the character of its business makes such qualification necessary, except where such failure to qualify would not have a Material Adverse Effect and the Issuer has all requisite corporate power and authority and all material governmental licenses, authorizations, consents and approvals required to own, lease and operate its property and assets and to transact the business in which it is engaged.

                  SECTION 3.2. Authorization. (a) The Issuer has the requisite corporate power to execute, deliver and perform the terms and provisions of this Agreement.

                 (b) The Converted Shares have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will have been validly issued and will be fully paid and nonassessable, and free and clear of any Lien or other right or claim, except to the extent set forth in the Restated Stockholders Agreement dated September 2, 1994 among the Issuer and certain Stockholders of the Issuer (the "Stockholder Agreement"), and each Converting Stockholder will acquire good and valid title to the Converted Shares to be obtained by it free of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such Converted Shares), except as provided in the Stockholders Agreement and the Issuer's Certificate of Incorporation. The issuance of the Converted Shares is not subject to any preemptive or similar rights which have not been satisfied or waived, and holders of the Converted Shares will not be entitled to any preemptive or similar rights, except as set forth in the Issuer's Certificate of Incorporation and in the Stockholders Agreement.

                  SECTION 3.3. No Violation; Consents. The execution, delivery and performance by the Issuer of this Agreement will not (i) contravene any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality by which the Issuer is bound, (ii) conflict with or constitute a default under, or give rise to any right of termination or acceleration under any indenture, loan agreement, contract, lease or other agreement to which the Issuer is a party or by which it or any of its property or assets is bound or to which it may be subject, or (iii) violate any provision of the certificate of incorporation or by-laws of the Issuer. No consent, authorization or order of, or filing or registration with, any court or governmental department, agency or authority is required for the execution, delivery and performance of this Agreement by the Issuer.

                  SECTION 3.4. Offer or Sale of Securities. Neither the Issuer nor anyone acting on its behalf has offered or sold or will offer or sell any securities or has taken any other action that would subject this securities conversion to the registration provisions of the Securities Act of 1933, as amended.



                                   ARTICLE IV

                                 MISCELLANEOUS

                  SECTION 4.1. Applicability of the Purchase Agreement. The parties hereto acknowledge and agree that the Converted Shares obtained hereunder shall be subject to all the terms, conditions and provisions relating to transfer restrictions contained in the Securities Purchase Agreement dated as of April 27, 1989 among the Issuer, BLS and Lehman Brothers Holdings, Inc. (formerly known as Shearson Lehman Hutton Holdings Inc.) and to all of the provisions of the Stockholders Agreement.

                  SECTION 4.2. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to principles of conflicts of laws).





                                       4
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                 IN WITNESS WHEREOF, each of the undersigned has duly executed the Securities Conversion Agreement as of the 8th day of November, 1994.

                                        K&F INDUSTRIES, INC.



                                        By:       KENNETH M. SCHWARTZ
                                           ------------------------------
                                           Name:  Kenneth M. Schwartz
                                           Title: Vice President


                                        LORAL CORPORATION



                                        By:       MICHAEL TARGOFF
                                           ------------------------------
                                           Name:  Michael Targoff
                                           Title: Senior Vice President


                                                  BERNARD L. SCHWARTZ
                                           ------------------------------
                                                  Bernard L. Schwartz

                                        LEHMAN BROTHERS CAPITAL
                                        PARTNERS II, L.P.

                                        By: Lehman Brothers Holdings Inc.,
                                            General Partner

                                        By:________________________________
                                           Name:
                                           Title:


                                        LEHMAN BROTHERS MERCHANT
                                        BANKING PORTFOLIO PARTNERSHIP, L.P.

                                        By: Lehman Brothers Merchant
                                            Banking Partners Inc., General
                                            Partner


                                        By:________________________________
                                           Name:
                                           Title:


                                        LEHMAN BROTHERS OFFSHORE
                                        INVESTMENT PARTNERSHIP, L.P.

                                        By: Lehman Brothers Offshore
                                            Partners Ltd., General Partner


                                        By:________________________________
                                           Name:
                                           Title:


                                        LEHMAN BROTHERS OFFSHORE
                                        INVESTMENT PARTNERSHIP - JAPAN L.P.

                                        By: Lehman Brothers Offshore
                                            Partners Ltd., General Partner


                                        By:________________________________
                                           Name:
                                           Title:

                                                                      SCHEDULE I

                                                   Converting Shares                           Converted Shares
                                             ---------------------------        ------------------------------------------------
                                                              Series A
                                                              Nonvoting                                               Series A
                                              Nonvoting      Convertible          Class A           Class B          Convertible
 Converting Stockholders                     Common Stock     Preferred         Common Stock      Common Stock        Preferred
 -----------------------                     ------------    -----------        ------------      ------------       -----------
 Bernard L. Schwartz                           687,273                             687,273

 Loral Corporation                           4,589,938                                              4,589,938

 Lehman Brothers Capital
 Partners II, L.P.                                             42,232                                                   42,232

 Lehman Brothers Merchant
 Banking Portfolio Partnership, L.P.                           61,891                                                   61,891

 Lehman Brothers Offshore Investment                           17,015                                                   17,015
 Partnership, L.P.

 Lehman Brothers Offshore                                       6,498                                                    6,498
 Investment Partnership -Japan L.P.